                                                                    Exhibit 32.2

                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") of UTEK Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Carole
R. Wright, the Chief Financial Officer of the Registrant certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                      /s/ Carole R. Wright
                                                      --------------------------
                                                      Name: Carole R. Wright
                                                      Date: November 3, 2003